UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021 (December 20, 2021)

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Innovation Court, Suite J

Delaware, Ohio 43015

(Address of Principal Executive Offices) (Zip Code)

(740) 363-2222

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Master Receivables Purchase Agreement

On December 20, 2021 (the “Initial Closing Date”), W.S. Badcock Corporation (“WSBC”), a Florida corporation and wholly owned indirect subsidiary of Franchise Group, Inc., a Delaware corporation (the “Company”), entered into a Master Receivables Purchase Agreement (“Receivables Purchase Agreement” and the transactions contemplated by the Receivables Purchase Agreement, the “Receivables Transaction”) with B. Riley Receivables, LLC (the “Purchaser”), a Delaware limited liability company and wholly owned indirect subsidiary of B. Riley Financial, Inc. and consummated the acquisition by the Purchaser of the existing consumer credit receivables portfolio of WSBC as of 11:59 p.m. on December 15, 2021 (the “Initial Cutoff Time” and the existing receivables as of the Initial Cutoff Time the “Initial Receivables Pool”) for a purchase price of $400 million in cash (the “Initial Purchase Price”).  The Initial Purchase Price will be used by the Company to repay a portion of its existing indebtedness (the “Debt Repayment”). Subject to certain terms and conditions, the Company has agreed to guarantee the performance by WSBC of its obligations under the Receivables Purchase Agreement and the Servicing Agreement (as defined below).

In addition, for a period of 90 days from the Initial Closing Date, WSBC may from time to time sell to the Purchaser (i) new receivables originated by WSBC after the Initial Cutoff time arising in customer accounts existing as of the Initial Cutoff Time (the “Par Receivables”); and (ii) new receivables arising in new accounts originated by the Company after the Initial Cutoff Time (the “Additional Receivables”).  Each sale of the Initial Receivables Pool, the Par Receivables and the Additional Receivables to the Purchaser under the Receivables Purchase Agreement will include sales of related rights to a portion of premiums paid by certain customers who purchased consumer goods insurance or credit insurance (the “Net Insurance Premiums”).

The Par Receivables and the Net Insurance Premiums will be sold to the Purchaser at a purchase price equal to the amount of such receivables that have not been paid to WSBC by the applicable customers, with the aggregate purchase price for all Par Receivables not to exceed $40 million. The Additional Receivables will be sold at a purchase price equal to 75% of the amount of such receivables that have not been paid to WSBC by the applicable customers. The purchase price for the sale of the Par Receivables and the Additional Receivables to the Purchaser under the Receivables Purchase Agreement will be paid solely by debits from the collections and proceeds owed to the Purchaser on such receivables.

This description is a summary and does not purport to be a complete description of the Receivables Purchase Agreement.  It is qualified in its entirety by the full text of the Receivables Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Servicing Agreement

In connection with the Receivables Purchase Agreement, WSBC entered into a Servicing Agreement (the “Servicing Agreement”) with the Purchaser pursuant to which WSBC will provide to the Purchaser certain customary servicing and account management services in respect of the receivables purchased by the Purchaser under the Receivables Purchase Agreement.

This description is a summary and does not purport to be a complete description of the Servicing Agreement and is subject to, and qualified in its entirety by, the full text of the Servicing Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Receivables Transaction , anticipated benefits resulting from the Receivables Transaction , the use of cash proceeds received as a result of the Receivables Transaction , the potential sale of Badcock’s real estate portfolio, and the resulting anticipated benefits of such potential sale, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic and/or any supply chain disruptions on economic conditions and the industry in general and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the effect of the announcement of the Receivables Transaction on the Company’s ability to retain and hire key personnel and maintain relationships with their franchisees, dealers, customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Receivables Transaction; legal proceedings related to the Receivables Transaction ; costs, charges or expenses resulting from the Receivables Transaction ; growth of the Company’s franchise and dealer base; the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of the Company within the prevailing retail or other business environments; implementation of the strategy of the Company; maintaining appropriate levels of inventory; or changes in tax policy. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings (including the Company’s Current Reports on Form 8-K), which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01	Other Events.

On December 20, 2021, the Company issued a press release announcing the Receivables Transaction and the Debt Repayment. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Exhibits

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1	Master Receivables Purchase Agreement, dated as of December 20, 2021, between W.S. Badcock Corporation and B. Riley Receivables, LLC

10.1	Servicing Agreement, dated as of December 20, 2021, between W.S. Badcock Corporation and B. Riley Receivables, LLC

99.1	Press Release, dated as of December 20, 2021

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

* All disclosure schedules and exhibits to the Receivables Purchase Agreement and the Servicing Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted disclosure schedules to the SEC upon request by the SEC; provided, however, that the Company reserves the right to request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: December 21, 2021	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer